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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 16, 2004
                Date of Report (Date of earliest event reported)


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                        1-13102               36-3935116
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

                         311 S. Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
               (Address of principal executive offices, zip code)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)



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Item 9.01. Financial Statements and Exhibits.

          (c)  Exhibits. The following exhibits are filed herewith:



             Exhibit No.     Description
             -----------     -----------

                1.1. Sales Agreement by and among the Company and First Industrial, L.P., and Cantor Fitzgerald & Co. dated September 16, 2004.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST INDUSTRIAL REALTY TRUST, INC.




                                        By:   /s/ Scott A. Musil
                                              -----------------------------
                                              Name:   Scott A. Musil
                                              Title:  Senior Vice President and
                                                      Controller

Date:  September 16, 2004